UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 16, 2020

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBL	New York Stock Exchange
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprD	New York Stock Exchange
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02 Unregistered Sales of Equity Securities

From the closing of the transactions reported in Item 3.02 of the Current Report on Form 8-K filed on July 31, 2020 by CBL & Associates Properties, Inc. (herein the “Company” or “CBL”), through October 16, 2020, the Company has issued an aggregate of 2,351,825 additional shares of its common stock, par value $.01 per share (the “Common Stock”) pursuant to exchange notices received from 18 unaffiliated third party limited partners in CBL & Associates Limited Partnership, the Company’s operating partnership (the “Operating Partnership”) covering a like number of Common Units or Series K Special Common Units of limited partnership interest in the Operating Partnership, pursuant to the terms of the Operating Partnership’s Fourth Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”), as follows:

Date of Exchange	Number of Common Units Exchanged / Shares Issued
September 18, 2020	245,237
September 25, 2020	499,198
September 30, 2020*	948,510
October 16, 2020	658,880
TOTAL	2,351,825

*Includes 267,983 shares exchanged for Series K Special Common Units.

The Company’s election to issue shares of Common Stock pursuant to these exchange transactions was made in accordance with the Company’s right to deliver either shares of Common Stock, or their cash equivalent (as determined pursuant to the Partnership Agreement), to complete such exchanges.  We believe these share issuances are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, because they did not involve a public offering or sale.  No underwriters, brokers or finders were involved in any of these transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: October 22, 2020